Item 12 (b).  Exhibits.

SECTION 906 CERTIFICATION

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Name of Issuer:    USAA MUTUAL FUNDS TRUST

INTERMEDIATE-TERM BOND FUND                                     SCIENCE & TECHNOLOGY FUND
FIRST START GROWTH FUND                                                 INCOME STOCK FUND
SHORT-TERM BOND FUND                                                       GROWTH & INCOME FUND
AGGRESSIVE GROWTH FUND                                                  INCOME FUND
GROWTH FUND                                                                           MONEY MARKET FUND
CAPITAL GROWTH FUND                                                        VALUE FUND
HIGH-YIELD OPPORTUNITIES FUND                                     SMALL CAP STOCK FUND

In connection with the Annual Reports on Form N-CSR (Reports) of the above-named issuer for the Funds listed above for the period ended July 31, 2010, the undersigned hereby certifies, that:

1.	The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the issuer.

Date:           September 30, 2010                                                                         /S/ CHRISTOPHER W. CLAUS
                    ________________                                                                      ___________________________________
Christopher W. Claus
President

SECTION 906 CERTIFICATION

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Name of Issuer:     USAA MUTUAL FUNDS TRUST

INTERMEDIATE-TERM BOND FUND                                     SCIENCE & TECHNOLOGY FUND
FIRST START GROWTH FUND                                                INCOME STOCK FUND
SHORT-TERM BOND FUND                                                      GROWTH & INCOME FUND
AGGRESSIVE GROWTH FUND                                                 INCOME FUND
GROWTH FUND                                                                           MONEY MARKET FUND
CAPITAL GROWTH FUND                                                        VALUE FUND
HIGH-YIELD OPPORTUNITIES FUND                                     SMALL CAP STOCK FUND

In connection with the Annual Reports on Form N-CSR (Reports) of the above-named issuer for the Funds listed above for the period ended July 31, 2010, the undersigned hereby certifies, that:

1.	The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the issuer.

Date:    September 30, 2010                                                                                                   /S/ ROBERTO GALINDO, JR.
             ________________                                                                                                __________________________________
                  Roberto Galindo, Jr.
                  Treasurer